                             LETTER OF TRANSMITTAL

                TO ACCOMPANY CERTIFICATES FORMERLY REPRESENTING
                           SHARES OF COMMON STOCK OF



                                 PDK LABS INC.


                          By Mail or Hand Delivery to:


                                 Exchange Agent
                    American Stock Transfer & Trust Company
                           40 Wall Street-46th Floor
                               New York, NY 10005



|_| CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE
    IN REPLACING THEM. UPON RECEIPT OF A NOTIFICATION ON THIS LETTER OF TRANSMITTAL, THE EXCHANGE AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

  If you require additional information, please call American Stock Transfer &
             Trust Company (the "Exchange Agent") at (800) 937-5449

                     NOTE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

   This letter of transmittal form should be promptly (i) completed and signed both in Boxes B and D and (ii) mailed or delivered with your certificate(s) representing shares of PDK Labs Inc. common stock or preferred stock to American Stock Transfer & Trust Company, acting as Exchange Agent, at the above-listed address.

                                     BOX A

                             CERTIFICATES ENCLOSED

    Name and Address of Registered Holder(s)         Certificate               Number         Class of
       As shown on the Stock Certificates             Number(s)               of Shares        Shares

                                              ----------------------------------------------------------

                                              ----------------------------------------------------------

                                              ----------------------------------------------------------

                                              ----------------------------------------------------------

                                              ----------------------------------------------------------

                                              ----------------------------------------------------------

                                              Total Preferred Shares
 (Attach additional schedule if necessary)    Total Common Shares


Ladies and Gentlemen:

   Pursuant to an agreement and plan of merger, dated as of August 3, 2000, as amended on September 21, 2000, by and among PDK Acquisition Corp. ("Acquisition Sub") and PDK Labs Inc., and in compliance with the instructions set forth in this letter of transmittal, the undersigned hereby surrenders to you for cancellation, as Exchange Agent, certificate(s) representing all of the undersigneds shares of PDK Labs Inc. (the "Shares") listed in Box A in exchange for $5.00 for each share of common stock and $8.00 for each share of preferred stock so surrendered.

   The undersigned hereby represents and warrants that the undersigned was the registered holder of the Shares at the close of business on November 8, 2000, with good title to the Shares and full power and authority to sell, assign, transfer and surrender the Shares represented by the enclosed certificate(s), free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange. All authority conferred or agreed to be conferred in this letter of transmittal will be binding on the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned.

   It is understood and agreed that the undersigned will not receive any cash until the certificate(s) representing the Shares owned by the undersigned are received by the Exchange Agent at the address set forth above, together with any other documents the Exchange Agent may require and until the certificate(s) and other documents are processed for exchange by the Exchange Agent. It is further understood and agreed that no interest will accrue on any cash.

   In exchange for the enclosed certificate(s), unless otherwise indicated in Boxes E and F which are captioned Special Issuance and Special Delivery Instructions, the undersigned requests a check for cash in the name of the undersigned. Similarly, unless otherwise indicated in Box F, please mail the check to the undersigned at the address shown below. In the event that both the Special Issuance Instructions of Box E and the Special Delivery Instructions of Box F are completed, please issue the check in the name of, and mail the check to the person or entity so indicated at the address indicated in Box B. Appropriate signature guarantees have been included for Shares for which Special Issuance Instructions and/or Special Delivery Instructions have been given.

   All holders of PDK Labs Inc. common stock or preferred stock must complete Boxes A, B, and D and enclose their stock certificates.

                              HOLDER CERTIFICATION

   The undersigned in Box B hereby represents and warrants that the undersigned has full power and authority to deliver for surrender and cancellation the above-described certificate(s) delivered herewith and that the rights represented by the certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the exchange of the certificate(s) surrendered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Delivery of the certificate(s) for cancellation and exchange is irrevocable.

---------------------------------------------------------------
                   BOX B
                 SIGN HERE
     (To be completed by all person(s)
        surrendering certificates)


-------------------------------------------

-------------------------------------------
        (Signature(s) of holder(s))

Dated:
      -------------------------------------
Names(s):
      -------------------------------------

      -------------------------------------

      -------------------------------------

 Address:
      -------------------------------------

      -------------------------------------
           (Including zip code)

 |_| Check box if change of address

 Phone:
    Must be signed- by registered
 holder(s) exactly as name(s) appear(s)
 on stock certificate(s) or by person(s)
 authorized to become registered
 holder(s) by documents transmitted
 herewith. If signature is by trustee,
 executor, administrator, guardian,
 attorney-in-fact, officer of a
 corporation or In any other fiduciary
 or representative capacity, please set
 forth full title. (See instruction 4).

 Title:
       -----------------------------------
       (Other than signature(s), please
                print or type)

---------------------------------------------------------------



---------------------------------------------------------------
                  BOX C
            SIGNATURE GUARANTEE
        (See Instructions I and 4)

Complete ONLY if required by Instructions 1 and 4.

        The undersigned hereby guarantees the signature(s) which appear(s) in the opposite signature box.


-------------------------------------------
      (Name of firm issuing guarantee)

-------------------------------------------
          (Signature of officer)

-------------------------------------------
       (Title of officer signing guarantee)

-------------------------------------------

-------------------------------------------
       (Address of guaranteeing firm)


-------------------------------------------
                   (Date)

 (Other than signature, please print or type)

---------------------------------------------------------------


                            IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL SUBJECT YOU TO 31% FEDERAL INCOME TAX WITHHOLDING FROM YOUR PAYMENT CHECKS.


--------------------------------------------------------------------------------
                                     BOX D
--------------------------------------------------------------------------------
                              SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
 Part I --- Please provide the Taxpayer
 Identification Number ("TIN") of the person    --------------------------
 submitting this Letter of Transmittal on the      Social Security Number
 line at right and certify by signing and dating        or Employer
 below.                                            Identification Number


--------------------------------------------------------------------------------
 Part II --- The undersigned Is an Exempt Payee |_| (check here)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Part III --- CERTIFICATE FOR FOREIGN RECORD HOLDERS

    Under penalty of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or Trust).

    Signature                                   Date
              ------------------------------         ------------------------
--------------------------------------------------------------------------------
    Certification -- Under penalties of perjury, the undersigned hereby certifies the following:

    (1) The TIN shown in Part I above is the correct TIN of the person who is submitting this Letter of Transmittal and who is required by law to provide such TIN; and

    (2) The person who is submitting this Letter of Transmittal and who is required by law to provide such TIN is not subject to backup withholding because such person has not been notified by the Internal Revenue Service ("IRS") that such person is subject to backup withholding, or because the IRS has notified such person that he or she is no longer subject to backup withholding, or because such person is an exempt payee.

    Note: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding unless you have been notified by the IRS that you are no longer subject to backup withholding.

    Signature                                   Date
              ------------------------------         ------------------------
--------------------------------------------------------------------------------


                   SPECIAL ISSUANCE AND MAILING INSTRUCTIONS

   The undersigned understands that the payment checks to be issued with respect to the shares of PDK Labs Inc. common stock and preferred stock surrendered will be issued in the same name(s) as the certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box E and/or Box F below.

   If Box E is completed, the signature of the undersigned must be guaranteed as set forth in Instruction 4.

-----------------------------------      ---------------------------------------
                BOX E                                     BOX F
    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
         (See instruction 6)                       (See instruction 6)

    TO BE COMPLETED ONLY if the              TO BE COMPLETED ONLY if the
 payment checks are to be payable         payment checks are to be delivered
 to, someone other than the               to the registered holder(s) or
 registered holders(s) set forth          someone other than the registered
 above.                                   holder(s) at an address other than
                                          that shown above.
 ISSUE TO:
                                          MAIL TO:
 Name ------------------------------
                                          Name -------------------------------
 Address ---------------------------
         (street and number)              Address ----------------------------
                                                   (street and number)
  ----------------------------------
      (city, state and zip code)           -----------------------------------
                                               (city, state and zip code)
  ----------------------------------       (Employer Identification or Social
  (Employer Identification or Social                Security Number)
           Security Number)
                                                 (Please print or type)
        (Please print or type)
------------------------------------     ---------------------------------------

                                  INSTRUCTIONS

   You will not receive a check representing cash in exchange for your certificate(s) of PDK Labs Inc.common stock or preferred stock until the certificate(s) owned by you are received by the Exchange Agent at the address set forth above, together with any other documents the Exchange Agent may require, and until the certificate(s) and other documents are processed for exchange by the Exchange Agent. No interest will accrue on any amounts due in cash.

1. GUARANTEE OF SIGNATURES.

   No signature guarantee is required on this letter of transmittal (i) if you have signed this letter of transmittal and are the registered holder of the Shares surrendered with it unless you have completed either the box captioned Special Issuance Instructions or the box captioned Special Delivery Instructions on the letter of transmittal, or (ii) if the Shares are to be surrendered for the account of a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each of which we refer to as an Eligible Institution. In all other cases, all signatures on the letter of transmittal must be guaranteed by an Eligible Institution.

   Eligible Institutions include: (i) a bank, as that term is defined in
Section 3(a) of the Federal Deposit Insurance Act; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker, as those terms are defined under the Securities Exchange Act of 1934; (iii) a credit union, as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act; (iv) a national securities exchange, registered securities association, or clearing agency, as those terms are used under the Securities Exchange Act of 1934; or (v) a savings association; as that term is defined in Section 3(b) of the Federal Deposit Insurance Act. Notaries public cannot execute an acceptable guarantee of signature.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

   You should deliver this letter of transmittal, properly completed and duly executed, with your PDK Labs Inc. certificate(s), to the Exchange Agent at the address set forth in this letter of transmittal.

   THE METHOD OF DELIVERY OF YOUR CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS YOUR CHOICE AND IS AT YOUR RISK. IF YOU SEND YOUR CERTIFICATE(S) BY MAIL WE RECOMMEND THAT YOU SEND THEM BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. THE RISK OF LOSS AND TITLE TO YOUR
CERTIFICATE(S) WILL PASS ONLY ON DELIVERY OF THE CERTIFICATE(S) TO THE EXCHANGE AGENT.

   PDK Labs Inc. will determine all questions as to the validity, form and eligibility of your surrender of certificate(s) under this letter of transmittal. PDK Labs Inc. may delegate the power to make these determinations in whole or in part to the Exchange Agent. Determinations by PDK Labs Inc. and/or the Exchange Agent will be final and binding. PDK Labs Inc. reserves the right to waive any irregularities or defects In the surrender of any certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.

3. INADEQUATE SPACE.

   If the space provided on this letter of transmittal is inadequate, your certificate numbers and the numbers of Shares that they represent should be listed on a separate schedule and attached to this letter of transmittal.

4. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

   If this letter of transmittal is signed by the registered holder of the certificate(s) surrendered with this letter of transmittal, the signature of the registered holder must correspond exactly with the name written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If the certificate(s) surrendered with this letter of transmittal is owned of record by two or more joint owners, all of the owners must sign this letter of transmittal.

   If any Shares that are surrendered are registered in different names on several certificates, you will need to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

   When this letter of transmittal is signed by the registered owner(s) of the certificate(s) listed and surrendered with this letter of transmittal, no endorsements of certificates or separate stock powers are required.

   If this letter of transmittal is signed by a person other than the registered owner(s) of the certificate(s) listed or if the check is to be issued in the name of anyone other than the registered owner(s) or mailed to person(s) other than the person(s) signing this letter of transmittal, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed by the registered owner or owners or a person with full authority to sign on behalf of the registered owner. Signatures on these certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

   If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, agent, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, that person should indicate his/her capacity when signing, and evidence satisfactory to the Exchange Agent of his/her authority to act in that capacity must be submitted. The Exchange Agent will not exchange any Shares until you have complied with all instructions of this letter of transmittal.

5. STOCK TRANSFER TAXES.

   In the event that any transfer or other taxes become payable by reason of the issuance of the check in any name other than the name of the record holder, the transferee or assignee must pay that tax to PDK Labs Inc. or must establish to the satisfaction of PDK Labs Inc. that the tax has been paid.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

   Indicate the name and address of the person(s) to whom the check representing cash is to be issued and sent if they are different from the name and address of the person(s) signing this letter of transmittal.

7. SUBSTITUTE FORM W-9.

   Each surrendering shareholder is required to provide the Exchange Agent with the holder's correct taxpayer identification number, which we refer to as his/ her TIN, on the Substitute Form W-9 that is a part of this letter of transmittal and to certify whether the shareholder is subject to backup withholding. Failure to provide the information on the form may subject you to 31% federal income tax withholding on payments made to you with respect to the Shares. You must cross out item (2) of Part 2 in the certification box of Substitute Form W-9 if you are subject to backup withholding. If you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future, it should be noted in Part 1. If so noted, and the Exchange Agent is not provided with a TIN within 60 days, PDK Labs Inc. will withhold 31% of all payments and dividends until a TIN is provided to the Exchange Agent.

8. LOST OR DESTROYED CERTIFICATES.

   If your certificate(s) has been either lost or destroyed, please check the box on the first page of this letter of transmittal. The Exchange Agent will then contact you with instructions as to the steps you must take in order to exchange your shares.

9. INFORMATION AND ADDITIONAL COPIES.

   If you need help or additional copies of this letter of transmittal, you can write to the Exchange Agent at the address listed on the front page of this letter of transmittal or call the Exchange Agent at (800) 937-5449.


                           IMPORTANT TAX INFORMATION

   Under federal income tax laws, a holder who receives payments in the merger is required by law to provide the Exchange Agent, as payer, with his/her correct TIN on Substitute Form W-9 below. If you are an individual, the TIN is your social security number. If you do not provide the Exchange Agent with your correct TIN, a $50 penalty may be imposed by the Internal Revenue Service on cash received by you in the acquisition may be subject to backup withholding.

   Certain holders are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the individual must submit a statement, signed under penalties of perjury, attesting to the individual's exempt status. A certificate for this purpose is provided in Part 3 of the Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to you or any other payee. Backup withholding is not an additional tax. The federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments made with respect to your Shares, you are required to notify the Exchange Agent of your correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that you are awaiting a TIN) and that (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest on dividends or (c) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

What Number to Give the Exchange Agent

      You are required to give the Exchange Agent the TIN of the holder of the Shares surrendered with this letter of transmittal, which is the social security number or employer identification number. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.